Exhibit 99.1
NEWS RELEASE

CONTACT:
Bob Aronson
Director of Investor Relations
(800) 579-2302

FOR IMMEDIATE RELEASE

     STAGE STORES, INC. ANNOUNCES THIRD QUARTER 1999 RESULTS
  -- Earnings of $0.03 Per Share Before Costs Related to Store
  Closure Program Reported, As Compared To A Loss Of $0.11 Per
                       Share Last Year --
                 ______________________________

HOUSTON, TX, November 18, 1999 -- Stage Stores, Inc. (NYSE: SGE) today announced results for the third quarter ended October 30, 1999.

Net sales for the third quarter of 1999 were $264.3 million as compared to $271.6 million for the third quarter of 1998. The decrease in total sales primarily reflects the closure of stores included in the Company's store closure program as well as a decrease in comparable store sales for the quarter of 3.8% as compared to the same period last year.

Net income for this year's third quarter before costs related to the Company's store closure program was $0.8 million, or $0.03 per share on a diluted basis, as compared to a loss of $3.2 million, or $0.11 per share, for the prior year period. Earnings before interest, taxes, depreciation and amortization ("EBITDA") for the third quarter of 1999 was $22.2 million (before costs related to the store closure program) as compared to $13.9 million for last year's third quarter. In conjunction with its store closure program, during the quarter, the Company recorded pretax charges of $0.9 million which represent store operating costs for the affected stores prior to their closure. With the store closure costs included, the Company's net income for the third quarter of this year was $0.2 million, or $0.01 per share on a diluted basis, while EBITDA was $21.3 million.

Commenting on the results, Carl E. Tooker, Chairman, President and Chief Executive Officer, stated, "Our operations for the third quarter of 1999 generated a significant year-over-year increase in both EBITDA and net income as compared to the third quarter of 1998. The improved results for the period were driven primarily by stronger merchandise margins, lower selling, general and administrative ("SG&A") expenses and reduced store opening costs."

Mr. Tooker continued, "During the third quarter, we continued to focus on the initiatives that we put into place at the beginning of the year to improve our financial performance. These include improving our merchandise margins, transitioning our merchandise mix to reflect the looks and the brands that we believe have the greatest appeal to our customer base, managing our product receipt flows to ensure a high degree of freshness within our inventories and prudently managing our SG&A expenses. We are pleased with the progress we have made on each one of these initiatives."

Mr. Tooker further stated, "We continue to make improvements in our merchandise margins, which were up by 140 basis points over last year's third quarter level. In addition, during the third quarter, we continued to see strength in those categories of business that performed well last quarter. Further, we saw significant improvements in the majority of our families of business which under-performed throughout the Spring. With respect to expense control, our SG&A expenses were below last year's level primarily as a result of the closure of our under-performing stores and reduced payroll and payroll related costs."

Mr. Tooker concluded, "Although our sales for the first two weeks of November were below expectations, we are getting ready to enter the all important holiday selling season where the majority of the fourth quarter's business is done. We will release our holiday period sales results on or about January 6, 2000."

Stage Stores, Inc. brings nationally recognized brand name apparel, accessories, cosmetics and footwear for the entire family to small towns and communities throughout the United States. The company operated 654 stores in 33 states at the end of the third quarter, primarily under the Stage, Bealls and Palais Royal trade names.

Any statements in this press release that may be considered forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties are discussed in periodic reports filed by the Company with the Securities and Exchange Commission that the Company urges investors to consider.

                       (Tables to Follow)



                    Stage Stores, Inc.
      Consolidating Condensed Statement of Operations
         (in thousands, except per share amounts)
                       (unaudited)


                                      Three Months
                                          Ended
                                      (As Reported)
                                 10/30/99       10/31/98

Net sales                       $ 264,327      $ 271,605
Cost of sales and related
  buying, occupancy and
  distribution expenses           187,124        196,353
Gross profit                       77,203         75,252

Selling, general and
  administrative expenses          63,715         65,140
Store opening and closure
  program costs                       928          2,886
Operating income (loss)            12,560          7,226

Interest expense, net              12,192         12,394
Income (loss) before income tax       368         (5,168)

Income tax expense (benefit)          144         (2,016)
Net income (loss)               $     224      $  (3,152)

Basic earnings (loss) per
  common share data:


Basic earnings (loss) per
  common share                  $    0.01      $   (0.11)

Basic weighted average
  common shares outstanding        28,083         27,926

Diluted earnings (loss)
  per common share data:

Diluted earnings (loss)
  per common share              $    0.01      $   (0.11)

Diluted weighted average
  common shares outstanding        28,231         27,926



                        (Table Continued)


                  Stage Stores, Inc.
   Consolidating Condensed Statement of Operations
         (in thousands, except per share amounts)
                       (unaudited)


                               Three Months Ended 10/30/99
                          Pro Forma For Store Closure Costs (1)
                                  Store       Before Store
                              Closure Costs   Closure Costs

Net sales                       $     --       $ 264,327
Cost of sales and related
  buying, occupancy and
  distribution expenses               --         187,124
Gross profit                          --          77,203

Selling, general and
  administrative expenses             --          63,715
Store opening and closure
  program costs                       928            --
Operating income (loss)              (928)        13,488

Interest expense, net                 --          12,192
Income (loss) before income tax      (928)         1,296

Income tax expense (benefit)         (362)           506
Net income (loss)               $    (566)     $     790

Basic earnings (loss) per
  common share data:


Basic earnings (loss) per
  common share                  $   (0.02)     $    0.03

Basic weighted average
  common shares outstanding        28,083         28,083

Diluted earnings (loss)
 per common share data:

Diluted earnings (loss)
  per common share              $   (0.02)     $    0.03

Diluted weighted average
  common shares outstanding        28,231         28,231



(1) The pro forma data is included to demonstrate the impact that the store closure costs had on the Company's financial statements for the three months ended 10/30/99 and is not meant to be a presentation in accordance with generally accepted accounting principles.







                    Stage Stores, Inc.
    Consolidating Condensed Statement of Operations
        (in thousands, except per share amounts)
                       (unaudited)


                                      Nine Months
                                         Ended
                                      (As Reported)
                                 10/30/99       10/31/98

Net sales       .........       $ 796,766      $ 816,198
Cost of sales and related
  buying, occupancy and
  distribution expenses           575,183        571,482
Gross profit    ........          221,583        244,716

Selling, general and
  administrative expenses         191,822        194,623
Store opening and closure
  program costs .......            17,142          4,911
Operating income (loss)            12,619         45,182

Interest expense, net              36,949         34,284
Income (loss) before income
  tax and cumulative effect
  of a change in accounting
  principle.......                (24,330)        10,898

Income tax expense (benefit)       (7,194)         4,250
Income (loss) before
  cumulative effect of a
  change in accounting
  principle ..............        (17,136)         6,648
Cumulative effect of a
  change in accounting
  principle, net of tax -
  reporting costs of start-
  up activities.....               (2,402)           --
Net income (loss)               $ (19,538)     $   6,648

Basic earnings (loss) per
  common share data:


Basic earnings(loss) per
  common share before
  cumulative effect of a
  change in accounting
  principle                     $   (0.61)     $    0.24
Cumulative effect of a
  change in accounting
  principle, net of tax -
  reporting costs of start-
  up activities                     (0.09)           --
Basic earnings (loss) per
  common share                  $   (0.70)     $    0.24

Basic weighted average
  common shares outstanding        28,015         27,864

Diluted earnings (loss)
  per common share data:

Diluted earnings (loss)
  per common share before
  cumulative effect of a
  change in accounting
  principle                     $   (0.61)     $    0.23
Cumulative effect of a
  change in accounting
  principle, net of tax -
  reporting costs of start-
  up activities                     (0.09)           --
Diluted earnings (loss)
  per common share ......       $   (0.70)     $    0.23

Diluted weighted average
  common shares outstanding        28,015         28,474



                        (Table Continued)


                   Stage Stores, Inc.
    Consolidating Condensed Statement of Operations
        (in thousands, except per share amounts)
                      (unaudited)


                             Nine Months Ended 10/30/99
                        Pro Forma For Store Closure Costs (1)
                                Store       Before Store
                            Closure Costs   Closure Costs

Net sales       .........     $     --       $ 796,766
Cost of sales and related
  buying, occupancy and
  distribution expenses           7,303        567,880
Gross profit    .........        (7,303)       228,886

Selling, general and
  administrative expenses           --         191,822
Store opening and closure
  program costs .......          16,393            749
Operating income (loss)         (23,696)        36,315

Interest expense, net               --          36,949
Income (loss) before
  income tax and cumulative
  effect of a change in
  accounting principle          (23,696)          (634)

Income tax expense (benefit)     (6,947)          (247)
Income (loss) before
  cumulative effect of a
  change in accounting
  principle ..............      (16,749)          (387)
Cumulative effect of a
  change in accounting
  principle, net of tax -
  reporting costs of start-
  up activities.....                --          (2,402)
Net income (loss)             $ (16,749)     $  (2,789)

Basic earnings (loss) per
  common share data:


Basic earnings(loss) per
  common share before
  cumulative effect of a
  change in accounting
  principle                   $   (0.60)     $   (0.01)
Cumulative effect of a
  change in accounting
  principle, net of tax -
  reporting costs of start-
  up activities                     --           (0.09)
Basic earnings (loss) per
  common share ........       $   (0.60)     $   (0.10)

Basic weighted average
  common shares outstanding      28,015         28,015

Diluted earnings (loss)
  per common share data:

Diluted earnings (loss)
  per common share before
  cumulative effect of a
  change in accounting
  principle                   $   (0.60)     $   (0.01)
Cumulative effect of a
  change in accounting
  principle, net of tax -
  reporting costs of start-
  up activities                     --           (0.09)
Diluted earnings (loss)
  per common share ......     $   (0.60)     $   (0.10)

Diluted weighted average
  common shares outstanding      28,015         28,015



(1) The pro forma data is included to demonstrate the impact that the store closure costs had on the Company's financial statements for the nine months ended 10/30/99 and is not meant to be a presentation in accordance with generally accepted accounting principles.









                           Stage Stores, Inc.,
                   Consolidated Condensed Balance Sheet
                             (in thousands)
                               (unaudited)


                                       10/30/99     1/30/99      10/31/98

              ASSETS
Cash and cash equivalents             $   7,533   $  12,832     $  11,226
Undivided interest in accounts
  receivable trust                       69,069      69,816        58,971
Merchandise inventories, net            389,926     341,316       421,658
Other current assets                     61,444      84,473        82,242
      Total current assets              527,972     508,437       574,097

Fixed assets, net                       218,087     233,263       225,121
Goodwill, net                            87,500      92,551        93,285
Other assets                             18,364      23,429        24,858
                                      $ 851,923   $ 857,680     $ 917,361

   LIABILITIES AND STOCKHOLDERS'
              EQUITY
Accounts payable                      $  78,773   $  82,779     $ 102,787
Accrued expenses and other current
  liabilities                            52,660      52,706        57,734
Current portion of long-term debt        65,980       4,814        82,973
      Total current liabilities         197,413     140,299       243,494

Long-term debt including credit
  facilities                            444,512     487,968       450,311
Other long-term liabilities              24,882      25,021        10,436
      Total liabilities                 666,807     653,288       704,241

Stockholders' equity                    185,116     204,392       213,120
                                      $ 851,923   $ 857,680     $ 917,361



                        Stage Stores, Inc.
          Consolidated Condensed Statement of Cash Flows
                          (in thousands)
                           (unaudited)

                                                Nine Months Ended
                                             10/30/99       10/31/98
 Cash flows from operating activities:
   Net income (loss)                        $ (19,538)     $   6,648
   Adjustments to net income (loss):
     Depreciation and amortization             36,329         21,046
     Amortization of debt issue costs and
       accretion of discount                    3,154          2,628
     Other                                        387            192
   Changes in working capital                 (29,517)      (106,691)
       Net cash  used in operating
         activities                            (9,185)       (76,177)

 Cash flows from investing activities:
   Additions to fixed assets                  (13,166)       (71,202)
       Net cash used in investing activities  (13,166)       (71,202)

 Cash flows from financing activities:
   Proceeds from working capital facility      19,150        134,650
   Proceeds from issuance of common stock         262            839
   Payments on long-term debt                  (2,360)          (199)
       Net cash provided by financing
         activities                            17,052        135,290

   Net decrease in cash and cash equivalents   (5,299)       (12,089)

   Cash and cash equivalents:
     Beginning of period                       12,832         23,315
     End of period                          $   7,533      $  11,226